EXHIBIT 23.1




                  CONSENT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 18, 2000 included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-33345 and 333-64231).


                                                ARTHUR ANDERSEN LLP


Tulsa, Oklahoma
  March 10, 2000